ATAC US Rotation ETF

Schedule of Investments

November 30, 2024 (Unaudited)

EXCHANGE TRADED FUNDS - 99.7%	Shares	Value
ProShares UltraPro Russell2000	14,829	$973,672
Schwab U.S. Large-Cap Growth ETF (a)	125,714	3,493,592
Vanguard Small-Cap ETF (b)	4,244	1,105,604
TOTAL EXCHANGE TRADED FUNDS (Cost $5,031,832)		5,572,868

SHORT-TERM INVESTMENTS - 19.3%
Investments Purchased with Proceeds from Securities Lending - 19.0%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 5.50% (c)	1,060,000	1,060,000

Money Market Funds - 0.3%	Shares
First American Government Obligations Fund - Class X, 4.56% (c)	19,541	19,541
TOTAL SHORT-TERM INVESTMENTS (Cost $1,079,541)		1,079,541

TOTAL INVESTMENTS - 119.0% (Cost $6,111,373)		6,652,409
Liabilities in Excess of Other Assets - (19.0)%		(1,063,765)
TOTAL NET ASSETS - 100.0%		$5,588,644

Percentages are stated as a percent of net assets.

(a)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(b)	All or a portion of this security is on loan as of November 30, 2024. The total market value of these securities was $1,042,040 which represented 18.6% of net assets.
(c)	The rate shown represents the 7-day annualized effective yield as of November 30, 2024.

Summary of Fair Value Disclosure as of November 30, 2024 (Unaudited)

ATAC US Rotation ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2024:

ATAC US Rotation ETF

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$5,572,868	$—	$—	$5,572,868
Investments Purchased with Proceeds from Securities Lending(a)	—	—	—	1,060,000
Money Market Funds	19,541	—	—	19,541
Total Investments	$5,592,409	$—	$—	$6,652,409

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $1,060,000 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.